The Zweig Total Return Fund, Inc.

Quarterly Report

March 31, 2012

OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

Kevin J. Carr, Chief Legal Officer and Secretary

W. Patrick Bradley, Treasurer and Chief Financial Officer

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Charles H. Brunie, Director

Wendy Luscombe, Director

Alden C. Olson, Ph.D., Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

VP Distributors, Inc.

101 Munson Street

Suite 104

Greenfield, MA 01301-9684

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA 02116-5021

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q1-12

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 10% (effective with the April dividend declaration, this was revised to 7%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

May 1, 2012

Dear Fellow ZTR Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the three months ended March 31, 2012.

The Zweig Total Return Fund’s net asset value increased 5.79% for the quarter ending March 31, 2012, including $0.092 in re-invested distributions. During the same period, the Fund’s Composite Index fell 5.59% including re-invested dividends. Please refer to the website for longer term and more current performance information. The Fund’s average exposure for the quarter was approximately 47% in equities and 32% in bonds.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

PORTFOLIO COMPOSITION

The Fund’s leading equity sectors on March 31, 2012 included Materials, Information Technology and Energy, which appeared in our previous listing. New to this group are Health Care and Financials.

The Fund’s leading individual equity positions, which appeared in our previous report, included Abbott Labs, Altria, Apple, ConocoPhillips, DuPont, Intel and Verizon. New to this listing are IBM and QUALCOMM, where we added to our holdings, and Johnson and Johnson, which is a new position.

No longer on this listing are Chevron, where we trimmed our position, Williams, where there was no change, and Darden Restaurants, which is no longer in our portfolio.

Sincerely,

Carlton Neel

Executive Vice President

Zweig Advisers, LLC

Asset Allocation as of March 31, 2012

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of March 31, 2012.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

MARKET OVERVIEW AND OUTLOOK

by Martin E. Zweig, Ph.D., Founder of Fund

EQUITY MARKET

The domestic stock market’s performance in the first quarter of 2012 was the strongest in more than a decade. Scoring the best opening in a year since 1998, the Dow Jones Industrial Average gained 8.14%(1). Closing at 13,212.04, the Dow is now down less than 7%(1) from its all-time high of 14,164.53 on October 9, 2007.

The S&P 500, also showing its best results since 1998, rose 12%(1) in the quarter. Closing at 1,408.47, it is now trading at levels last seen in May 2008. Achieving its highest first-quarter increase since 1991, the Nasdaq Composite advanced 18.5%(1). Interestingly, about 4%(1) of the S&P increase and 11%(1) of the Nasdaq was due to the surge in Apple, which is the largest component of both indexes.

Stocks in major international markets also made strong showings for the first quarter with DowJones Global Index, excluding the U.S., climbing 10.8%(1). The STOXX Europe 600 Index rose 7.7%(1), its best score since the opening quarter of 2006. The EURO STOXX Index rose 5.9%(1). Among the individual countries, Germany’s DAX Index was the leader, advancing 17.8%(1). France’s CAC 40 Index was up 8.4%(1) while U.K.’s FTSE 100 rose only 3.5%(1). In Asia, Japan’s Nikkei 225 Stock Average Index took first place by far, surging 19.3%(1), its best first-quarter performance for nearly a quarter-century.

Minutes of the Federal Reserve’s (the “Fed”) March meeting indicated that the agency didn’t plan to launch a new round of monetary stimulus when the existing one ends in June. The Fed kept short-term interest rates unchanged near zero and plans to retain that level until late 2014. Testifying before Congress, Fed chairman Ben Bernanke reiterated his view that the economy would expand in the range of 2.2% to 2.7% this year. During the fourth quarter of 2011, the economy grew at a 3% annual rate, an upward revision from the previous 2.8% estimate and the fastest pace since the spring of 2010, according to the Commerce Department.

Indicating a global slowdown, the World Bank has reduced its previous predictions for world economic expansion this year. It now sees the worldwide growth at an aggregate of 2.5% rate in 2012, a contraction from its June estimate of 3.66%. High-income countries like the U.S., Japan and Germany were expected to grow by 1.4% while the 17 Euro countries were seen slipping by 0.3%. It forecasts a growth rate of 5.4% for developing nations, a decline from the June estimate of 6.2%.

The March employment figures may give the Fed reason to consider a fourth-quarter round of asset purchases to spur economic growth. The Labor Department reported that employers added 120,000 new jobs in March, about half of the average increases over the previous three months. The jobless rate ticked down to 8.2% from 8.3%, primarily because many people abandoned their job searches. Manufacturing, which added 37,000 jobs in March, was one of the best industry performers.

While showing flickering signs of strength, the housing market, a key element in the economy, still has a long way to go for a full recovery. The Commerce Department reported that new building permits increased 5.1% in February to a seasonally-adjusted rate of 717,000 units, the highest figure since October 2008. However the agency also reported that new home sales fell 1.6% that month to a seasonally-adjusted level of 313,000 units. Sales are off nearly 7% since

(1)	Return excludes reinvested dividends

For information regarding the indexes cited, and key investment terms used in this report see page 8.

December. Meanwhile the National Association of Realtors reported that February existing home sales were down 0.5% from January but were 9.2% higher than a year earlier.

The U.S. manufacturing industry picked up momentum in March, according to the Institute of Supply Management (“ISM”), a trade group of purchasing managers. ISM reported that its index of manufacturing activities rose to 53.4 from 52.4 in February. Readings above 50 indicate growth rather than contraction. However, the agency’s index of non-manufacturing or service industries dipped to 56 in March from 57.3 in February, a twelve-month high.

Another positive note came from the Commerce Department which stated that consumer spending gained 0.8% in February, and that January spending was double the 0.2% previously reported. Adjusted for inflation, spending increased 0.5%, the highest rate since last September.

Along with the spending increase, the Labor Department’s Consumer Price Index rose to a ten-month high of 0.4% in February after a 0.2% gain in January. Excluding volatile food and energy prices, the core index was up only 0.1%. In a second report, the agency reported that its seasonally-adjusted Producer Price Index (“PPI”) rose 0.4% in February from a January gain of just 0.1%. Deleting the volatile food and energy costs, the PPI increased only 0.2%.

The higher consumer spending was reflected in retail sales, which registered their highest point gain in five months in February. The Commerce Department reported that sales increased 1.1% after a 0.6% gain in January.

Also up were orders for durable goods meant to last at least three years. They increased 2.2% in February, the fourth advance in the last five months, according to the Commerce Department. The previous month showed a revised 3.6% decline. Unfilled orders for durable goods gained 1.3% in February.

Despite these upticks, the Conference Board, a private research group, reported that its Consumer Confidence Index fell slightly in March to 70.2 from a revised 71.6 in February, the highest reading since the like month in 2011. While consumer confidence has recovered since its low level of 25.3 in February 2009, it is well below the 90 figure that indicates a robust economy.

With imports rising faster than exports, the U.S. trade deficit grew to $52.6 billion in January from a revised $50.4 billion in December, according to the Commerce Department. It was the greatest imbalance since October 2008. Imports grew 2.1% to a record $233.4 billion in February while exports gained only 1.4% to $180.8 billion.

The Labor Department reported that import prices rose 0.4% in February, largely reflecting the higher petroleum costs. Eliminating oil, imports prices dipped 0.2%, indicating a lack of inflationary pressure from this source. Compared to February 2011, import prices were 5.5% higher, the smallest year-to-year increase since December 2010 and down from a 6.9% increase during the twelve months through January.

Merger and acquisition activity globally dropped dramatically in the first quarter to about $545.2 billion in announced deals, the slowest first-quarter start since the first three months of 2003, according to Dealogic. Although there were more transactions, the dollar volume of deals involving U.S target companies came to about $157 billion in the quarter, down 33% from a year ago. European deal volume declined 9% to $170.3 billion while Asian volume, excluding Japan, fell 14% to $71.7 billion.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

Worldwide, 174 companies launched initial public offerings (“IPO”) during the first quarter, raising $16.5 billion, down 43% from the same period in 2011, when measured by the number of deals and down 63% by dollar volume according to Dealogic. In terms of offerings, it was the slowest quarter for IPOs since 2009 when 160 deals were priced and the lowest in dollar volume since the second quarter of 2009 when the total was $11.4 billion. A total of 36 U.S. companies launched IPOs in the quarter, up 50% from the same period in 2011. However the total amount declined 60% to $5.5 billion as smaller deals predominated.

Projections for first-quarter 2012 earnings of the S&P 500 companies varied but are on the low side. S&P estimated a growth per share of $0.70 while Thomson Reuters expects an increase of 3.1% . These figures show a sharp reduction from forecasts a year ago when analysts saw earnings climbing 16%. In January of this year, analysts expected a 5.5% gain for the quarter. During the quarter, 81 companies warned that results would fall below previous expectations, while 28 companies saw an increase. At nearly 3 to 1, the ratio of negative to positive revisions is the highest since the first quarter of 2009.

Based on current earnings estimates, S&P reported that stocks in its 500 index were trading at P/E ratio of 13.98 on March 30. This compares with 13.24 on December 30, 2011 and 15.54 on March 30, 2011. S&P reported that the P/Es for trailing 12-month earnings were at 15.3 on March 30, 2012, 14.5 on December 30, 2011 and 16.3 on March 30 of the previous year. The valuations look reasonable given where interest rates are. When rates are low, P/Es tend to get higher. We don’t think they’re too high at this point.

Stock market analysts continue to be more optimistic than investors. Surveyed by Investors Intelligence, 50% of analysts were bullish on March 30, 2012 while only 23% were bearish. On the same date, the members of the American Institute of Investors stood at 42% bulls and 25% bears. The relationship was the same on December 30, 2011 when analysts were at 50% bulls and 29% bears and investors at 40% bulls and 31% bears. On March 30, 2011 analysts came to 52% bulls and 23% bears, with investors at 42% bulls and 31% bears. There seems to be some optimism there but we don’t believe it is extreme and we are not worried about it.

Although the stock market has had a great first quarter, we think the bull market still has legs. It may not climb as fast as in the quarter but we expect it to go higher for the rest of the year.

The market’s positives include the fact that the economy is doing reasonably well. The last recession was so deep because of the banking crisis and the banks are healing. There is still a lot of pessimism with the public being a very heavy seller of equity mutual funds and the hedge funds are under invested. Also the inflation numbers are pretty good and the Fed, keeping interest rates near zero, is on the side of the bulls. The chief potential negative is Spain, the fourth largest euro country which is now in the bubble but we will muddle through.

Having seen some messy patches recently, our tape model is not great on a short-term basis but we expect the tape to be fine for the long run.

BOND MARKET

The first quarter of 2012 saw the 10-year Treasury bond trade within a generally narrow range, with yields moving slightly higher on average, especially in late March. (When yields rise, prices fall.).

The year began with the 10-year note at a remarkable low 1.88% yield. While it did get below 1.88% briefly in late January, better than expected economic data pushed rates higher as the quarter progressed. The 10-year Treasury traded in a tight range for most of February and early March, with the rate rarely going above 2.1%, but usually above 1.9%.

The solid jobs report in early March, combined with good corporate earnings and sharp stock market gains, weighed on the bond market, sending yields higher. The 10-year Treasury traded at 2.38% in mid-March, before settling down and ending the quarter at 2.21%.

Sincerely,

Martin E. Zweig, Ph.D.

The preceding information is the opinion of Martin E. Zweig, Ph.D. and Zweig Consulting LLC, who serve in a consulting role to Zweig Advisors LLC. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

As interest rates rise, bond prices fall. As such, this Fund’s share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

American Institution of Investors: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

Bloomberg News: A major global provider of 24 hour financial news and information including real-time and historic price data, financial data, trading news and analyst coverage, as well as general news; and sports.

CAC 40: The French stock market index that tracks the 40 Largest French stocks based on market capitalization on the Paris Bourse (stock exchange).

Commerce Department: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

Conference Board Report: Widely followed economic indicators, particularly the Consumer Confidence Index (“CCI”). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

Consumer Price Index: Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX Index: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

Dealogic: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

Dow Jones Global ex. U.S. IndexSM: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

Dow Jones Industrial AverageSM: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

EURO STOXX Index: A broad yet liquid subset of the STOXX Europe 600 Index. With a variable number of components, the index represents large, mid and small capitalization companies of 12 Eurozone countries.

Federal Reserve (Fed): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 Index: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

ICE U.S. Dollar Index (USDX): A leading benchmark for the international value of the U.S. dollar and the world’s most widely-recognized traded currency index.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering: A company’s first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business®: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

Labor Department: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country’s economic statistics.

NASDAQ Composite® Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Nikkei 225 Stock Average: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Price-to-earnings ratio (P/E): A valuation measure calculated by dividing a stock’s price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

STOXX Europe 600 Index: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

The Zweig Total Return Fund Composite Index: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index and 50% S&P 500® Index.

Thomson Reuters: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.

Indices cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2012

(Unaudited)

($ reported in thousands)

		Par		Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	27.9%
U.S. Treasury Inflation Indexed Note
1.625%, 1/15/15(3)		$28,000		$36,203
2.000%, 1/15/16(3)		25,000		32,233
2.375%, 1/15/17(3)		31,000		40,798
U.S. Treasury Note
4.000%, 11/15/12		18,500		18,937
2.000%, 2/15/22		20,000		19,606

Total U.S. Government Securities (Identified Cost $131,962)				147,777

FOREIGN GOVERNMENT SECURITIES	5.0%
Commonwealth of Australia
6.500%, 5/15/13		5,000		5,342
5.500%, 12/15/13		11,000		11,774
Kingdom of Norway Series 470 6.500%, 5/15/13		50,000	(4)	9,249

Total Foreign Government Securities (Identified Cost $25,564)				26,365

CORPORATE BONDS	2.0%
INDUSTRIALS — 2.0%
CSX Corp. 6.250%, 3/15/18		4,000		4,805
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814		5,879

Total Corporate Bonds and Notes (Identified Cost $8,333)				10,684

		Number of Shares
COMMON STOCKS	49.8%
CONSUMER DISCRETIONARY — 5.7%
Amazon.com, Inc.(2)(6)		12,000		2,430
AutoZone, Inc.(2)		7,700		2,863
Comcast Corp. Class A		171,000		5,132
Express Scripts, Inc.(2)		56,000		3,034
Leggett & Platt, Inc.		108,000		2,485
Lululemon Athletica, Inc.(2)		42,000		3,136

See notes to Schedule of Investments

	Number of Shares	Value
CONSUMER DISCRETIONARY (CONTINUED)
McDonald’s Corp.	54,000	$5,297
Papa John’s International, Inc.(2)	18,000	678
Yum! Brands, Inc.	71,000	5,054

		30,109

CONSUMER STAPLES — 4.1%
Altria Group, Inc.	240,000	7,409
Heinz (H.J.) Co.	46,000	2,463
Kimberly-Clark Corp.	40,000	2,956
PepsiCo, Inc.	50,000	3,317
Procter & Gamble Co. (The)	84,000	5,646

		21,791

ENERGY — 7.3%
Chesapeake Energy Corp.	175,000	4,055
Chevron Corp.	48,000	5,148
ConocoPhillips	90,000	6,841
Continental Resources, Inc.(2)	22,000	1,888
Halliburton Co.(6)	37,000	1,228
Occidental Petroleum Corp.	43,000	4,095
Petroleo Brasileiro S.A. ADR	59,000	1,567
Schlumberger Ltd.(6)	47,000	3,287
Total SA Sponsored ADR	45,000	2,300
Whiting Petroleum Corp.(2)	28,000	1,520
Williams Cos., Inc. (The)	172,000	5,299
WPX Energy, Inc.(2)	75,000	1,351

		38,579

FINANCIALS — 5.4%
Bank of America Corp.	225,000	2,153
Citigroup, Inc.	69,000	2,522
Goldman Sachs Group, Inc. (The)	22,000	2,736
HCP, Inc.	62,000	2,447
JPMorgan Chase & Co.	125,000	5,747
Lincoln National Corp.	183,000	4,824
New York Community Bancorp, Inc.	190,000	2,643
U.S. Bancorp	170,000	5,386

		28,458

HEALTH CARE — 5.4%
Abbott Laboratories	113,000	6,926
Biogen Idec, Inc.(2)	23,000	2,897
Bristol-Myers Squibb Co.	74,000	2,498
Eli Lilly & Co.	62,000	2,497

See notes to Schedule of Investments

	Number of Shares	Value
HEALTH CARE (CONTINUED)
Gilead Sciences, Inc.(2)	51,000	$2,491
Johnson & Johnson	96,000	6,332
UnitedHealth Group, Inc.	80,000	4,715

		28,356

INDUSTRIALS — 4.6%
Alaska Air Group, Inc.(2)	82,000	2,937
Caterpillar, Inc.	39,000	4,154
Cummins, Inc.(6)	38,000	4,562
Deere & Co.	33,000	2,670
Lockheed Martin Corp.	34,000	3,055
Union Pacific Corp.	44,000	4,729
United Continental Holdings, Inc.(2)	110,000	2,365

		24,472

INFORMATION TECHNOLOGY — 8.8%
Apple, Inc.(2)	12,100	7,254
Citrix Systems, Inc.(2)	38,000	2,999
Intel Corp.	328,000	9,220
International Business Machines Corp.	34,000	7,094
MasterCard, Inc. Class A	7,600	3,196
Paychex, Inc.	91,000	2,820
QUALCOMM, Inc.	108,000	7,346
SanDisk Corp.(2)	59,000	2,926
Visa, Inc. Class A	33,000	3,894

		46,749

MATERIALS — 5.3%
CF Industries Holdings, Inc.	23,000	4,201
Cliffs Natural Resources, Inc.	35,000	2,424
Du Pont (E.I.) de Nemours & Co.	115,000	6,083
Freeport-McMoRan Copper & Gold, Inc.	72,000	2,739
MeadWestvaco Corp.	80,000	2,527
Monsanto Co.	57,000	4,546
Nucor Corp.	85,000	3,651
Potash Corp. of Saskatchewan, Inc.(6)	40,000	1,828

		27,999

TELECOMMUNICATION SERVICES — 2.3%
AT&T, Inc.	78,000	2,436
CenturyLink, Inc.	63,000	2,435
Verizon Communications, Inc.	187,000	7,149

		12,020

See notes to Schedule of Investments

		Number of Shares	Value
UTILITIES — 0.9%
Duke Energy Corp.		115,000	$2,416
FirstEnergy Corp.		54,000	2,462

			4,878

Total Common Stocks (Identified Cost $221,422)			263,411

EXCHANGE-TRADED FUNDS	1.2%
Health Care Select Sector SPDR Fund		63,000	2,368
Templeton Dragon Fund, Inc.		131,000	3,714

Total Exchange-Traded Funds (Identified Cost $4,606)			6,082

Total Long Term Investments — 85.9% (Identified Cost $391,887)			454,319

SHORT-TERM INVESTMENTS	13.7%
MONEY MARKET MUTUAL FUNDS — 1.2%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)		6,554,495	6,554

			6,554

		Par
U.S. TREASURY BILLS(5) — 12.5%
U.S. Treasury Bill
0.160%, 5/31/12(6)		$9,000	8,999
0.140%, 6/28/12(6)		5,000	4,999
0.160%, 7/26/12(6)		10,000	9,998
0.090%, 11/15/12(6)		42,000	41,966

			65,962

Total Short-Term Investments (Identified Cost $72,522)			72,516

		Contracts
PURCHASED OPTIONS	0.5%
CALL OPTIONS — 0.4%
Amazon.com, Inc. expiring 4/21/12 strike price $185		450	841
Ebay, Inc. expiring 7/21/12 strike price $36		1,125	314
Halliburton Co. expiring 4/21/12 strike price $34		850	57
Halliburton Co. expiring 7/21/12 strike price $34		938	197
Oracle Corp. expiring 6/16/12 strike price $29		1,500	189
U.S. Steel Corp. expiring 7/21/12 strike price $30		2,625	709

			2,307

See notes to Schedule of Investments

		Contracts	Value
PUT OPTIONS — 0.1%
SPDR S&P 500 ETF TRUST expiring 4/21/12 strike price $135.		2,625	$116

Total Purchased Options (Identified Cost $2,656)			2,423

Total Investments, before Written Options (Identified Cost $467,065) — 100.1%			529,258

WRITTEN OPTIONS	(0.4)%
CALL OPTIONS — (0.3)%
Amazon.com, Inc. expiring 4/21/12 strike price $195		675	(709)
Cummins, Inc. expiring 6/16/12 strike price $120		200	(142)
Ebay, Inc. expiring 7/21/12 strike price $41		1,785	(141)
Halliburton Co. expiring 7/21/12 strike price $39		940	(54)
Oracle Corp. expiring 6/16/12 strike price $32.		1,125	(29)
Potash Corp. expiring 6/12/12 strike price $47.50		400	(75)
Schlumberger Ltd. expiring 05/19/12 strike price $72.50		110	(20)
U.S. Steel Corp. expiring 7/21/12 strike price $36		4,500	(344)

			(1,514)

PUT OPTIONS — (0.1)%
Ebay, Inc. expiring 7/21/12 strike price $34		1,125	(143)
Halliburton Co. expiring 7/21/12 strike price $31.		1,500	(222)
Oracle Corp. expiring 6/16/12 strike price $27		3,000	(150)
U.S. Steel Corp. expiring 7/21/12 strike price $24.		2,625	(273)

			(788)

Total Written Options (Premiums Received $2,095)			(2,302)

Total Investments, net of Written Options (Identified Cost $464,970) — 99.7%			526,956 (1)
Other assets and liabilities, net — 0.3%			1,792

Net Assets — 100.0%			$528,748

(1)	Federal Income Tax Information : For tax information at March 31, 2012, see Note 4 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	Par value represents Norwegian Krone (reported in thousands).
(5)	The rate shown is the discount rate.
(6)	All or a portion segregated as collateral for written options.

See notes to Schedule of Investments

Country Weightings (Unaudited)†
United States	93%
Australia	3%
Norway	2%
Canada	1%
China	1%

Total	100%

†	% of total investments as of March 31, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (See Security Valuation Note 1A in the Notes to Schedule of Investments.):

	Total Value at March 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities (includes short-term investments)	$213,739	$—	$213,739
Foreign Government Securities	26,365	—	26,365
Corporate Bonds	10,684	—	10,684
Equity Securities:
Common Stocks	263,411	263,411	—
Exchange-Traded Funds	6,082	6,082	—
Short-Term Investments	6,554	6,554	—
Other Financial Instruments:
Purchased Options	2,423	2,423	—
Written Options	(2,302)	(2,302)	—

Total	$526,956	$276,168	$250,788

There are no Level 3 (significant unobservable input) priced securities.

See notes to Schedule of Investments

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

March 31, 2012

(Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2011		$513,808		$3.57
Net investment income	$1,747		$0.01
Net realized and unrealized loss on investments	26,450		0.18
Dividends from net investment income and distributions from net long-term and short-term capital gains*	(13,257)		(0.09)

Net increase (decrease) in net assets/net asset value		14,940		0.10

End of period: March 31, 2012		$528,748		$3.67

*	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2012, we estimate 15% of the distributions will represent net investment income, 14% will represent excess gain distributions which are taxed as ordinary income and 71% will represent return of capital. Also refer to the inside front cover for information on the Managed Distribution Plan.

See notes to Schedule of Investments

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2012

(Unaudited)

NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Related Income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  Foreign Currency Translation:

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

D.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Investments. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the

Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

NOTE 2 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At March 31, 2012, the Fund held 40% of its total investments in U.S. Government securities (includes 13% of U.S. Treasury Bills which are Short-term investments).

NOTE 4 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At March 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$467,358	$62,757	$(3,159)	$59,598
Written Options	(2,095)	313	(520)	(207)

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting enti-

ties to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

NOTE 6 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent events require recognition or disclosure in these financial statements.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 5% of its outstanding shares in the open market at a discount to NAV through March 31, 2015. The Fund started its buyback of shares on April 11, 2012. From the period of April 11th through April 30th, the Fund repurchased 226,939 shares at an average price of $3.14. There are 6,977,798 shares remaining that are authorized to be purchased under the repurchase plan in the future.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.